Exhibit 99.1

Supplemental Information

December 31, 2005

Supplemental Information

Table of Contents

December 31, 2005

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 24 to 26 unless noted otherwise.

Certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward- looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Corporate Information

Board of Directors	Research Coverage

Thomas W. Adler	Deutsche Banc Securities
Gene H. Anderson	Lou Taylor - 212-469-4912
Kay N. Callison
Edward J. Fritsch	Green Street Advisors
Ronald P. Gibson	Jim Sullivan - 949-640-8780
Lawrence S. Kaplan
Sherry Kellett	KeyBanc Capital Markets
L. Glenn Orr Jr.	Richard Moore - 216-443-2815
O. Temple Sloan Jr., Chairman
F. William Vandiver, Jr.	Stifel Nicolaus
John Guinee - 410-454-5520

Corporate Officers	Morgan Stanley Dean Witter
Gregory Whyte - 212-761-6331

Edward J. Fritsch
President, Chief Executive Officer and Director	Prudential Equity Group
Jim Sullivan - 212-778-2515
Michael E. Harris
Executive Vice President and Chief Operating Officer	Smith Barney Citigroup
Jonathan Litt - 212-816-0231
Terry L. Stevens
Vice President, Chief Financial Officer	Wachovia Securities
Chris Haley - 443-263-6773
S. Hugh Esleeck
Treasurer

Thomas S. Hill
Corporate Vice President, Leasing

Julie M. Kelly
Vice President, Compliance and Internal Audit

Carman J. Liuzzo
Vice President, Investments

Kevin E. Penn
Chief Information Officer and
Vice President, Strategy

Mack D. Pridgen III
Vice President, General Counsel and
Secretary

Tabitha Zane
Vice President, Investor Relations

i

Corporate Information

Divisional Officers	Corporate Headquarters
Highwoods Properties, Inc.
Atlanta/Piedmont Triad	3100 Smoketree Court, Suite 600
Gene H. Anderson - Regional Manager	Raleigh, NC 27604
919-872-4924
Atlanta, GA
Gene H. Anderson, Senior Vice President	Stock Exchange

NYSE Trading Symbol: HIW
Piedmont Triad, NC
Mark W. Shumaker, Vice President	Investor Relations Contact

Tabitha Zane
Orlando/Tampa	Vice President, Investor Relations
Michael F. Beale - Regional Manager	Phone: 919-431-1529
Fax: 919-876-6929
Orlando, FL	E-mail: tabitha.zane@highwoods.com
Michael F. Beale, Senior Vice President
Information Request

Tampa, FL

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Corporate Communications/IR Specialist at:

Phone: 919-431-1521

Email: HIW-IR@highwoods.com

Stephen A. Meyers, Vice President

Raleigh/Richmond
Robert G. Cutlip - Regional Manager

Raleigh, NC Robert G. Cutlip, Senior Vice President	The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of December 31, 2005, the Company owned or had an interest in 447 in-service office, industrial and retail properties encompassing approximately 37.0 million square feet. Highwoods also owns 898 acres of development land.

Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Missouri, North Carolina, South Carolina, Tennessee and Virginia.

For more information about Highwoods Properties, please visit our Web site at www.highwoods.com.

Richmond, VA
Paul W. Kreckman, Vice President

Memphis/Nashville/Columbia/Greenville
W. Brian Reames - Regional Manager

Nashville, TN
W. Brian Reames, Senior Vice President

Columbia, SC and Greenville, SC
W. Brian Reames, Senior Vice President

Memphis, TN
Steven Guinn, Vice President

Kansas City

Kansas City, MO
Barrett Brady, Senior Vice President

ii

Capitalization

Dollars, shares, and units in thousands

	12/31/05	09/30/05	06/30/05	03/31/05	12/31/04
Long-Term Debt (see page 9 & 10):	$1,471,615	$1,441,081	$1,559,352	$1,582,388	$1,572,574
Eastshore Debt 1/	—	—	19,800	—	—

Total debt per the balance sheet	1,471,615	1,441,081	1,579,152	1,582,388	1,572,574

Finance Obligations:	$34,000	$34,746	$43,168	$63,096	$65,309

Preferred Stock (at redemption value):
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock 2/	142,500	142,500	172,500	172,500	172,500
Series D 8% Perpetual Preferred Stock	—	—	100,000	100,000	100,000

Total preferred stock	$247,445	$247,445	$377,445	$377,445	$377,445

Shares and Units Outstanding:
Common stock outstanding	54,029	54,030	54,037	54,053	53,813
Minority interest partnership units	5,450	5,493	5,668	5,828	6,102

Total shares and units outstanding	59,479	59,523	59,705	59,881	59,915

Stock price at period end	$28.45	$29.51	$29.76	$26.82	$27.70
Market value of common equity	$1,692,178	$1,756,524	$1,776,821	$1,606,008	$1,659,646

Total market capitalization with debt and obligations	$3,445,238	$3,479,796	$3,756,786	$3,628,937	$3,674,974

1/	This debt is the 100% obligation of an entity that Highwoods has no ownership interest in but which had been consolidated according to GAAP. The value of this debt is not included in total market capitalization with debt and obligations. These properties are no longer consolidated as of 9/30/05.
2/	The company redeemed $50.0 million of Series B preferred stock on February 23, 2006.

Long-Term Debt Summary

Dollars in thousands

	12/31/05	09/30/05	06/30/05	03/31/05	12/31/04
Balances Outstanding:

Secured:
Conventional fixed rate 1/	$667,137	$676,855	$709,948	$754,604	$756,001
Variable rate debt 2/	53,978	46,226	84,404	67,784	66,573

Secured total	$721,115	$723,081	$794,352	$822,388	$822,574

Unsecured:
Fixed rate bonds and notes	$460,000	$460,000	$460,000	$460,000	$460,000
Variable rate debt	100,000	100,000	120,000	120,000	120,000
Credit facility	190,500	158,000	185,000	180,000	170,000

Unsecured total	$750,500	$718,000	$765,000	$760,000	$750,000

Total	$1,471,615	$1,441,081	$1,559,352	$1,582,388	$1,572,574

Average Interest Rates:

Secured:
Conventional fixed rate	7.0%	7.0%	7.1%	7.2%	7.2%
Variable rate debt	5.5%	5.0%	4.9%	4.7%	4.2%

Secured total	6.9%	6.9%	6.8%	6.9%	6.9%

Unsecured:
Fixed rate bonds	7.4%	7.4%	7.4%	7.4%	7.4%
Variable rate debt	5.4%	5.4%	4.7%	3.5%	3.5%
Credit facility	5.4%	4.9%	4.3%	3.4%	3.4%

Unsecured total	6.6%	6.5%	6.2%	6.0%	5.9%

Average	6.7%	6.7%	6.5%	6.5%	6.4%

Maturity Schedule:

	Future Maturities of Debt		Total Debt 3/	Average Interest Rate
Year	Secured Debt 3/	Unsecured Debt
2006 4/	$—	$400,500	$400,500	5.8%
2007	122,790	—	122,790	7.0%
2008	—	100,000	100,000	7.1%
2009	157,787	50,000	207,787	7.9%
2010	135,229	—	135,229	7.8%
2011	—	—	—	—
2012	22,800	—	22,800	6.1%
2013	277,311	—	277,311	5.9%
2014	—	—	—	—
2015	—	—	—	—
Thereafter	5,198	200,000	205,198	7.5%

Total maturities	$721,115	$750,500	$1,471,615	6.7%

Weighted average maturity = 5.1 years

1/	Includes a $22.8 million loan related to a consolidated 20% owned joint venture property (Harborview)
2/	Includes the construction loan related to a consolidated 50% owned joint venture property (Vinings)
3/	Excludes annual principal amortization
4/	The $400.5 million of unsecured debt maturities includes $190.5 million related to the credit facility which matures in 2006.

Long-Term Debt Detail

Dollars in thousands

	Rate	Maturity Date	Loan Balance 12/31/05
Secured Loans
Lender
Monumental Life Ins. Co.	7.8%	Nov-09	$149,850
Northwestern Mutual	6.0%	Mar-13	139,897
Northwestern Mutual	7.8%	Nov-10	135,229
Massachusetts Mutual Life Ins. Co. 1/	5.7%	Dec-13	125,445
Northwestern Mutual	8.2%	Feb-07	63,400
PNC/Am South/Southtrust 2/	5.1%	Oct-07	42,777
Metropolitan Life Ins. Co. 3/	6.1%	Oct-12	22,800
Massachusetts Mutual Life Ins. Co. 1/	6.5%	Dec-13	11,000
Central Carolina Bank 4/ 5/	3.8%	Jan-08	7,723
PFL Life Ins. Co. 6/	8.1%	Jun-07	5,412
Ohio National	8.0%	Nov-17	5,198
Lutheran Brotherhood	6.8%	Apr-09	3,918
PFL Life Ins. Co. 6/ 7/	6.7%	Jun-07	3,478
Security Life of Denver 8/	8.9%	Aug-09	2,146
Southland Life Ins. Co.	8.8%	Aug-09	1,873
American United Life	9.0%	Jun-13	969

	6.9%		$721,115

Unsecured Bonds
Bonds	7.0%	Dec-06	$110,000
Bonds	7.1%	Feb-08	100,000
Bonds	8.1%	Jan-09	50,000
Bonds	7.5%	Apr-18	200,000

	7.4%		$460,000

Unsecured Loans
Term Loan 2/	5.4%	Jul-06	$100,000
Line of Credit 2/	5.4%	Jul-06	190,500

	5.4%		$290,500

Total Debt	6.7%		$1,471,615

1/	These two loans are secured by the same assets.
2/	Floating rate loan based on one month libor and was paid off on 1/15/06.
3/	Loan relates to a consolidated 20% owned joint venture property (Harborview).
4/	Loan relates to a consolidated 50% owned joint venture property (Vinings).
5/	Floating rate loan based on one month libor.
6/	These two loans are secured by the same assets.
7/	Floating rate loan based on ninety day libor.
8/	Loan was paid off on 1/2/2006.

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

	12/31/05	09/30/05	06/30/05	03/31/05	12/31/04
Office Industrial & Retail
In-Service:
Office 2/	21,412,000	21,432,000	23,849,000	24,254,000	24,628,000
Industrial	6,977,000	6,977,000	6,623,000	6,991,000	7,829,000
Retail 3/	1,416,000	1,417,000	1,417,000	1,409,000	1,409,000

Total	29,805,000	29,826,000	31,889,000	32,654,000	33,866,000

Development Completed - Not Stabilized:
Office 2/	—	—	—	—	—
Industrial	—	—	353,000	353,000	353,000
Retail	9,600	9,600	9,600	—	—

Total	9,600	9,600	362,600	353,000	353,000

Development - In Process:
Office 2/	533,000	780,000	710,000	358,000	358,000
Industrial	—	—	—	—	—
Retail	—	—	—	9,600	9,600

Total	533,000	780,000	710,000	367,600	367,600

Total:
Office 2/	21,945,000	22,212,000	24,559,000	24,612,000	24,986,000
Industrial	6,977,000	6,977,000	6,976,000	7,344,000	8,182,000
Retail 3/	1,425,600	1,426,600	1,426,600	1,418,600	1,418,600

Total	30,347,600	30,615,600	32,961,600	33,374,600	34,586,600

Same Property
Office 2/	20,825,000	20,825,000	20,825,000	20,825,000	20,825,000
Industrial	6,623,000	6,623,000	6,623,000	6,623,000	6,623,000
Retail	1,416,000	1,416,000	1,416,000	1,416,000	1,416,000

Total	28,864,000	28,864,000	28,864,000	28,864,000	28,864,000

Percent Leased/Pre-Leased:

In-Service:
Office	87.5%	85.0%	83.5%	82.3%	82.7%
Industrial	92.4%	86.2%	83.8%	86.8%	90.2%
Retail	97.5%	96.4%	96.0%	95.5%	97.3%

Total	89.1%	85.8%	84.1%	83.8%	85.0%

Development Completed - Not Stabilized:
Office	—	—	—	—	—
Industrial	—	—	100.0%	100.0%	100.0%
Retail	87.0%	87.0%	87.0%	—	—

Total	87.0%	87.0%	100.0%	100.0%	100.0%

Development - In Process:
Office	37.2%	57.1%	60.8%	100.0%	100.0%
Industrial	—	—	—	—	—
Retail	—	—	—	66.0%	44.0%

Total	37.2%	57.1%	60.8%	99.1%	98.5%

Same Property
Office	87.3%	85.4%	84.9%	84.8%	84.9%
Industrial	92.0%	86.1%	83.8%	86.2%	88.7%
Retail	97.5%	96.5%	96.1%	95.1%	96.8%

Total	88.9%	86.1%	85.2%	85.6%	86.4%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Substantially all of our Office properties are located in suburban markets
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties

Portfolio Summary

(Continued)

As of December 31, 2005

Summary by Location, Wholly-Owned Properties Only 1/:

	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 2/
Market				Office	Industrial	Retail	Total
Raleigh /3	4,232,000		87.5%	15.6%	0.1%	—	15.7%
Atlanta	6,806,000		87.4%	11.7%	3.7%	—	15.4%
Kansas City	2,314,000	4/	92.2%	4.3%	—	9.6%	13.9%
Nashville	2,874,000		94.0%	12.9%	—	—	12.9%
Tampa	2,989,000		87.6%	12.4%	—	—	12.4%
Piedmont Triad /5	5,589,000		93.1%	6.9%	3.7%	—	10.6%
Richmond	1,955,000		94.4%	8.3%	—	—	8.3%
Memphis	1,197,000		88.8%	4.9%	—	—	4.9%
Greenville	1,105,000		73.0%	3.3%	0.1%	—	3.4%
Orlando	218,000		100.0%	1.2%	—	—	1.2%
Columbia	426,000		59.0%	1.0%	—	—	1.0%
Other	100,000		56.3%	0.3%	—	—	0.3%

Total	29,805,000		89.1%	82.8%	7.6%	9.6%	100.0%

Summary by Location, Including Joint Venture Properties:

	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 2/ 6/
Market				Office	Industrial	Retail	Multi-Family	Total
Piedmont Triad	5,953,000		93.5%	6.5%	3.3%	—	—	9.8%
Atlanta	7,641,000		88.1%	11.7%	3.3%	—	—	15.0%
Raleigh	4,687,000		88.7%	14.0%	0.1%	—	—	14.1%
Tampa	3,194,000		88.4%	11.2%	—	—	—	11.2%
Kansas City	3,027,000	4/	90.1%	4.8%	—	8.4%	—	13.2%
Richmond	2,368,000		95.3%	8.0%	—	—	—	8.0%
Nashville	2,874,000		94.0%	11.4%	—	—	—	11.4%
Orlando	1,903,000		93.3%	4.1%	—	—	—	4.1%
Des Moines	2,315,000		93.1%	3.5%	0.5%	0.1%	0.4%	4.5%
Greenville	1,105,000		73.0%	2.9%	0.1%	—	—	3.0%
Memphis	1,197,000		88.8%	4.3%	—	—	—	4.3%
Columbia	426,000		58.9%	0.9%	—	—	—	0.9%
Other	210,000		79.2%	0.4%	—	—	—	0.4%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	37,048,000		90.0%	83.8%	7.3%	8.5%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is December, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 24

Portfolio Summary - Wholly-Owned Properties Only 1/

(Continued)

As of December 31, 2005

	Office Properties			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Revenue 2/
Raleigh	4,131,000	88.0%	18.7%	101,000	67.4%	1.7%
Nashville	2,874,000	94.0%	15.5%	—	—	—
Tampa	2,989,000	87.6%	15.0%	—	—	—
Atlanta	3,480,000	82.7%	14.2%	3,326,000	92.4%	48.4%
Richmond	1,955,000	94.4%	10.1%	—	—	—
Piedmont Triad	2,146,000	90.1%	8.3%	3,443,000	95.0%	48.6%
Memphis	1,197,000	88.8%	5.9%	—	—	—
Kansas City	894,000	83.7%	5.2%	4,000	100.0%	0.1%
Greenville	1,002,000	77.5%	4.0%	103,000	28.9%	1.2%
Orlando	218,000	100.0%	1.4%	—	—	—
Columbia	426,000	59.0%	1.3%	—	—	—
Other	100,000	56.3%	0.4%	—	—	—

	21,412,000	87.5%	100.0%	6,977,000	92.4%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Revenue 2/

Kansas City 3/	1,416,000	97.5%	100.0%

	1,416,000	97.5%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is December, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	12/31/05	09/30/05	06/30/05	03/31/05	12/31/04
Atlanta	Rentable Square Feet	6,806,000	6,818,000	6,465,000	6,826,000	6,825,000
	Occupancy	87.4%	83.3%	81.9%	83.0%	83.7%
	Current Properties 2/3/	86.5%	83.6%	82.4%	82.9%	83.8%

Charlotte	Rentable Square Feet	—	—	1,492,000	1,492,000	1,492,000
	Occupancy	—	—	66.9%	67.7%	72.9%
	Current Properties 2/	—	—	—	—	—

Columbia	Rentable Square Feet	426,000	426,000	426,000	426,000	426,000
	Occupancy	58.9%	62.0%	61.6%	59.9%	60.4%
	Current Properties 2/	58.9%	62.0%	61.6%	59.9%	60.4%

Greenville	Rentable Square Feet	1,105,000	1,105,000	1,105,000	1,127,000	1,127,000
	Occupancy	73.0%	71.2%	75.5%	81.1%	80.5%
	Current Properties 2/	73.0%	71.2%	75.5%	82.7%	82.1%

Kansas City 4/	Rentable Square Feet	2,314,000	2,315,000	2,315,000	2,308,000	2,308,000
	Occupancy	92.2%	91.7%	91.4%	91.6%	94.1%
	Current Properties 2/	92.2%	91.8%	91.4%	91.4%	93.9%

Memphis	Rentable Square Feet	1,197,000	1,216,000	1,216,000	1,216,000	1,216,000
	Occupancy	88.8%	83.8%	82.3%	80.6%	83.2%
	Current Properties 2/	88.8%	83.8%	82.3%	80.6%	83.3%

Nashville	Rentable Square Feet	2,874,000	2,874,000	2,873,000	2,870,000	2,870,000
	Occupancy	94.0%	95.6%	95.1%	92.8%	93.3%
	Current Properties 2/	94.0%	95.6%	95.0%	92.7%	93.2%

Orlando	Rentable Square Feet	218,000	218,000	218,000	222,000	222,000
	Occupancy	100.0%	100.0%	96.8%	97.7%	93.2%
	Current Properties 2/	100.0%	100.0%	96.8%	99.5%	94.9%

Piedmont Triad	Rentable Square Feet	5,589,000	5,589,000	5,593,000	5,722,000	6,652,000
	Occupancy	93.1%	89.1%	88.3%	90.4%	92.5%
	Current Properties 2/	93.1%	89.1%	88.4%	91.0%	91.9%

Raleigh	Rentable Square Feet	4,232,000	4,358,000	4,432,000	4,432,000	4,597,000
	Occupancy	87.5%	85.5%	83.8%	83.3%	83.8%
	Current Properties 2/	87.5%	86.3%	84.5%	83.9%	84.0%

Richmond	Rentable Square Feet	1,955,000	1,955,000	1,841,000	1,836,000	1,835,000
	Occupancy	94.4%	93.1%	93.2%	95.1%	94.1%
	Current Properties 2/3/	94.0%	92.7%	93.2%	94.8%	93.7%

Tampa	Rentable Square Feet	2,989,000	2,851,000	3,813,000	4,077,000	4,196,000
	Occupancy	87.6%	76.7%	77.2%	70.5%	71.0%
	Current Properties 2/3/	87.0%	76.7%	73.3%	71.1%	72.4%

Total 5/	Rentable Square Feet	29,705,000	29,725,000	31,789,000	32,554,000	33,766,000
	Occupancy	89.1%	85.8%	84.1%	83.8%	85.0%

	Current Properties 2/3/	88.8%	86.0%	85.1%	85.4%	86.2%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Only properties that were owned and in-service on December 31, 2005 are included for each quarter shown.
3/	Excludes properties placed in service in Q3 and Q4 of 2005
4/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties
5/	Excludes a 100,000 square foot building located in South Florida

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	12/31/05 2/	9/30/05 3/	6/30/05 4/	3/31/05 5/	12/31/04 6/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	171	180	223	188	206	194
Rentable square footage leased	1,169,148	1,069,468	1,155,513	1,235,718	1,101,291	1,146,228
Square footage of Renewal Deals	890,582	826,512	785,827	677,799	726,959	781,536
Renewed square footage (% of total)	76.2%	77.3%	68.0%	54.9%	66.0%	68.2%
New Leases square footage (% of total)	23.8%	22.7%	32.0%	45.1%	34.0%	31.8%

Average per rentable square foot over the lease term:
Base rent	$17.37	$17.71	$17.31	$16.20	$17.40	$17.20
Tenant improvements	(1.67)	(1.10)	(1.45)	(0.94)	(1.51)	(1.33)
Leasing commissions 7/	(0.66)	(0.57)	(0.60)	(0.66)	(0.62)	(0.62)
Rent concessions	(0.27)	(0.27)	(0.31)	(0.41)	(0.31)	(0.31)

Effective rent	14.77	15.77	14.95	14.19	14.96	14.94
Expense stop	(4.79)	(4.85)	(5.33)	(4.46)	(5.61)	(5.01)

Equivalent effective net rent	$9.98	$10.92	$9.62	$9.73	$9.35	$9.93

Average term in years	5.0	3.8	4.1	5.7	5.0	4.7

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$10,506,779	$5,996,413	$8,869,553	$5,644,830	$9,208,835	$8,045,282
Rentable square feet	1,169,148	1,069,468	1,155,513	1,235,718	1,101,291	1,146,228

Per rentable square foot	$8.99	$5.61	$7.68	$4.57	$8.36	$7.02

Leasing Commissions:
Total dollars committed under signed leases 7/	$3,551,312	$2,398,139	$2,629,936	$4,109,601	$2,806,566	$3,099,111
Rentable square feet	1,169,148	1,069,468	1,155,513	1,235,718	1,101,291	1,146,228

Per rentable square foot	$3.04	$2.24	$2.28	$3.33	$2.55	$2.70

Total:
Total dollars committed under signed leases	$14,058,091	$8,394,552	$11,499,489	$9,754,431	$12,015,401	$11,144,393
Rentable square feet	1,169,148	1,069,468	1,155,513	1,235,718	1,101,291	1,146,228

Per rentable square foot	$12.02	$7.85	$9.95	$7.89	$10.91	$9.72

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 171K square feet of leases that start in 2008 or later
3/	Includes 115K square feet of leases that start in 2008 or later
4/	Includes 68K square feet of leases that start in 2008 or later
5/	Includes 89K square feet of leases that start in 2008 or later
6/	Includes 111K square feet of leases that start in 2008 or later
7/	Excludes a full allocation of internal marketing cost

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	12/31/05 1/	9/30/05 2/	6/30/05 3/	3/31/05	12/31/04	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	29	32	30	15	36	28
Rentable square footage leased	532,917	498,819	359,342	599,048	1,216,644	641,354
Square footage of Renewal Deals	274,174	349,405	224,203	579,069	875,445	460,459
Renewed square footage (% of total)	51.4%	70.0%	62.4%	96.7%	72.0%	71.8%
New Leases square footage (% of total)	48.6%	30.0%	37.6%	3.3%	28.0%	28.2%

Average per rentable square foot over the lease term:
Base rent	$4.14	$4.19	$5.16	$3.39	$3.49	$4.07
Tenant improvements	(0.32)	(0.45)	(0.51)	(0.16)	(0.13)	(0.31)
Leasing commissions 4/	(0.14)	(0.06)	(0.12)	(0.06)	(0.06)	(0.09)
Rent concessions	(0.09)	(0.02)	(0.16)	(0.01)	(0.03)	(0.06)

Effective rent	3.59	3.66	4.37	3.16	3.27	3.61
Expense stop	(0.15)	(0.38)	(0.31)	(0.08)	(0.09)	(0.20)

Equivalent effective net rent	$3.44	$3.28	$4.06	$3.08	$3.18	$3.41

Average term in years	3.9	4.1	3.7	1.3	2.0	3.0

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$796,212	$1,256,241	$917,527	$361,044	$756,077	$817,420
Rentable square feet	532,917	498,819	359,342	599,048	1,216,644	641,354

Per rentable square foot	$1.49	$2.52	$2.55	$0.60	$0.62	$1.27

Leasing Commissions:
Total dollars committed under signed leases 4/	$355,767	$185,669	$172,719	$63,473	$226,000	$200,726
Rentable square feet	532,917	498,819	359,342	599,048	1,216,644	641,354

Per rentable square foot	$0.67	$0.37	$0.48	$0.11	$0.19	$0.31

Total:
Total dollars committed under signed leases	$1,151,979	$1,441,910	$1,090,246	$424,517	$982,077	$1,018,146
Rentable square feet	532,917	498,819	359,342	599,048	1,216,644	641,354

Per rentable square foot	$2.16	$2.89	$3.03	$0.71	$0.81	$1.59

1/	Includes 12K square feet of leases that start in 2008 or later
2/	Includes 113K square feet of leases that start in 2008 or later
3/	Includes 4K square feet of leases that start in 2008 or later
4/	Excludes a full allocation of internal marketing cost

Leasing Statistics

Retail Portfolio

	Three Months Ended
	12/31/05	9/30/05	6/30/05 1/	3/31/05	12/31/04	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	9	7	10	4	23	11
Rentable square footage leased	19,320	10,721	39,723	10,993	106,629	37,477
Square footage of Renewal Deals	2,729	6,502	36,118	1,750	78,579	25,136
Renewed square footage (% of total)	14.1%	60.6%	90.9%	15.9%	73.7%	67.1%
New Leases square footage (% of total)	85.9%	39.4%	9.1%	84.1%	26.3%	32.9%

Average per rentable square foot over the lease term:
Base rent	$23.03	$17.61	$21.49	$26.09	$17.03	$21.05
Tenant improvements	(1.33)	(1.21)	(1.64)	(2.65)	(1.73)	(1.71)
Leasing commissions 2/	(0.60)	(1.11)	(0.40)	(0.88)	(0.26)	(0.65)
Rent concessions	(0.35)	(0.08)	0.00	0.00	0.00	(0.09)

Effective rent	20.75	15.21	19.45	22.56	15.04	18.60
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$20.75	$15.21	$19.45	$22.56	$15.04	$18.60

Average term in years	6.1	4.3	8.7	9.3	8.3	7.3

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$251,252	$62,187	$695,152	$308,098	$2,137,327	$690,803
Rentable square feet	19,320	10,721	39,723	10,993	106,629	37,477

Per rentable square foot	$13.00	$5.80	$17.50	$28.03	$20.04	$18.43

Leasing Commissions:
Total dollars committed under signed leases 2/	$13,721	$12,026	$43,041	$3,778	$220,528	$58,619
Rentable square feet	19,320	10,721	39,723	10,993	106,629	37,477

Per rentable square foot	$0.71	$1.12	$1.08	$0.34	$2.07	$1.56

Total:
Total dollars committed under signed leases	$264,973	$74,213	$738,193	$311,876	$2,357,855	$749,422
Rentable square feet	19,320	10,721	39,723	10,993	106,629	37,477

Per rentable square foot	$13.71	$6.92	$18.58	$28.37	$22.11	$20.00

1/	Includes 16K square feet of leases that start in 2007 or later
2/	Excludes a full allocation of internal marketing cost

Leasing Statistics by Market

For the Three Months ended December 31, 2005

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Tampa	246,928	5.0	$17.44	$10.32	$3.51
Raleigh	210,231	4.0	16.52	7.98	1.81
Nashville	162,935	5.4	20.95	6.62	3.23
Atlanta	160,579	4.9	12.48	9.48	2.82
Richmond	150,998	6.7	17.61	11.74	3.21
Piedmont Triad	111,290	4.4	17.57	5.03	2.13
Greenville	40,789	4.7	15.13	10.61	3.66
Memphis	32,500	4.9	19.36	15.14	1.95
Other	18,286	4.8	17.77	15.40	6.18
Kansas City	17,198	4.0	22.38	3.55	5.56
Columbia	15,331	3.5	12.04	5.24	2.02
Orlando	2,083	5.0	23.99	0.00	2.00

	1,169,148	5.0	$17.10	$8.99	$3.04

Industrial Portfolio
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Atlanta	321,884	4.6	$4.66	$2.03	$0.94
Piedmont Triad	205,993	2.7	3.00	0.51	0.17
Raleigh	5,040	3.3	8.09	7.60	1.08

	532,917	3.9	$4.05	$1.49	$0.67

Retail Portfolio
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	19,320	6.1	$22.68	$13.00	$0.71

	19,320	6.1	$22.68	$13.00	$0.71

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Total lease commisions per square foot excludes all internal charges from Leasing Departments, which are not allocated to individual leases.

Rental Rate Comparisons by Market

For the Three Months ended December 31, 2005

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Tampa	246,928	$17.44	$16.58	5.2%
Raleigh	210,231	16.52	18.69	-11.6%
Nashville	162,935	20.95	19.72	6.2%
Atlanta	160,579	12.48	14.01	-10.9%
Richmond	150,998	17.61	16.31	8.0%
Piedmont Triad	111,290	17.57	17.13	2.5%
Greenville	40,789	15.13	16.69	-9.4%
Memphis	32,500	19.36	19.33	0.2%
Other	18,286	17.77	12.54	41.7%
Kansas City	17,198	22.38	20.83	7.4%
Columbia	15,331	12.04	15.42	-21.9%
Orlando	2,083	23.99	22.30	7.6%

GAAP Rent Growth	1,169,148	$17.10	$17.07	0.2%

Cash Rent Growth	1,169,148	$16.61	$18.08	-8.1%

Industrial Portfolio
Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Atlanta	321,884	$4.66	$5.37	-13.2%
Piedmont Triad	205,993	3.00	3.57	-15.9%
Raleigh	5,040	8.09	13.09	-38.2%

GAAP Rent Growth	532,917	$4.05	$4.74	-14.5%

Cash Rent Growth	532,917	$4.04	$4.91	-17.7%

Retail Portfolio
Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Kansas City	19,320	$22.68	$20.37	11.3%

GAAP Rent Growth	19,320	$22.68	$20.37	11.3%

Cash Rent Growth	19,320	$21.32	$20.14	5.8%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Lease Expirations

December 31, 2005

Dollars	in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Office: 2/
2006 /3	2,938,849	15.7%	$53,086	$18.06	16.1%
2007	1,672,362	8.9%	30,805	18.42	9.3%
2008	2,986,977	16.0%	49,609	16.61	15.1%
2009	2,613,048	13.9%	47,625	18.23	14.4%
2010	2,327,241	12.4%	44,141	18.97	13.4%
2011	1,900,749	10.1%	33,556	17.65	10.2%
2012	1,198,203	6.4%	21,765	18.16	6.6%
2013	566,233	3.0%	10,097	17.83	3.1%
2014	451,009	2.4%	9,425	20.90	2.9%
2015	585,962	3.1%	11,559	19.73	3.5%
2016 and thereafter	1,513,556	8.1%	17,921	11.84	5.4%

	18,754,189	100.0%	$329,589	$17.57	100.0%

Industrial:
2006 /4	1,772,916	27.6%	$7,336	$4.14	23.9%
2007	875,152	13.6%	5,197	5.94	16.8%
2008	995,306	15.4%	4,902	4.93	16.0%
2009	710,465	11.0%	4,235	5.96	13.8%
2010	541,555	8.4%	1,987	3.67	6.5%
2011	322,828	5.0%	1,249	3.87	4.1%
2012	225,536	3.5%	1,133	5.02	3.7%
2013	146,784	2.3%	750	5.11	2.4%
2014	206,731	3.2%	1,043	5.05	3.4%
2015	137,882	2.1%	673	4.88	2.2%
2016 and thereafter	511,330	7.9%	2,204	4.31	7.2%

	6,446,485	100.0%	$30,709	$4.76	100.0%

1/	Annualized Revenue is December, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
3/	Includes 170,000 square feet of leases that are on a month to month basis or 0.6% of total annualized revenue
4/	Includes 127,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue

Note:	2006 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Lease Expirations

December 31, 2005

(Continued)

Dollars	in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Retail:
2006 2/	119,868	8.6%	$2,591	$21.62	6.8%
2007	75,617	5.4%	2,130	28.17	5.6%
2008	129,441	9.3%	3,744	28.92	9.8%
2009	177,913	12.8%	4,875	27.40	12.7%
2010	105,370	7.6%	3,575	33.93	9.3%
2011	57,974	4.2%	1,805	31.13	4.7%
2012	132,034	9.5%	3,904	29.57	10.2%
2013	109,674	7.9%	2,854	26.02	7.4%
2014	80,159	5.8%	1,453	18.13	3.8%
2015	134,858	9.7%	4,266	31.63	11.1%
2016 and thereafter	266,386	19.2%	7,155	26.86	18.6%

	1,389,294	100.0%	$38,352	$27.61	100.0%

Total:
2006 3/4/	4,831,633	18.1%	$63,013	$13.04	15.8%
2007	2,623,131	9.9%	38,132	14.54	9.7%
2008	4,111,724	15.4%	58,255	14.17	14.6%
2009	3,501,426	13.2%	56,735	16.20	14.2%
2010	2,974,166	11.2%	49,703	16.71	12.5%
2011	2,281,551	8.6%	36,610	16.05	9.2%
2012	1,555,773	5.9%	26,802	17.23	6.7%
2013	822,691	3.1%	13,701	16.65	3.4%
2014	737,899	2.8%	11,921	16.16	3.0%
2015	858,702	3.2%	16,498	19.21	4.1%
2016 and thereafter	2,291,272	8.6%	27,280	11.91	6.8%

	26,589,968	100.0%	$398,650	$14.99	100.0%

1/	Annualized Revenue is December, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Includes 4,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue
3/	Includes 301,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue
4/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Note:	2006 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

		Three Months Ended
		3/31/06 2/	06/30/06	09/30/06	12/31/06	Total
Atlanta	RSF	290,763	72,746	166,772	34,490	564,771
	% of Total Office RSF	1.6%	0.4%	0.9%	0.2%	3.0%
	Annualized Revenue 3/	$4,793	$1,042	$2,725	$638	$9,198
	% of Total Office Annl Rev	1.5%	0.3%	0.8%	0.2%	2.8%

Columbia	RSF	6,251	0	17,391	43,368	67,010
	% of Total Office RSF	0.0%	0.0%	0.1%	0.2%	0.4%
	Annualized Revenue 3/	$122	$—	$369	$787	$1,278
	% of Total Office Annl Rev	0.0%	0.0%	0.1%	0.2%	0.4%

Greenville	RSF	39,908	119,623	10,699	28,545	198,775
	% of Total Office RSF	0.2%	0.6%	0.1%	0.2%	1.1%
	Annualized Revenue 3/	$739	$2,248	$221	$535	$3,743
	% of Total Office Annl Rev	0.2%	0.7%	0.1%	0.2%	1.1%

Kansas City	RSF	67,408	18,549	22,735	38,916	147,608
	% of Total Office RSF	0.4%	0.1%	0.1%	0.2%	0.8%
	Annualized Revenue 3/	$1,334	$373	$497	$820	$3,024
	% of Total Office Annl Rev	0.4%	0.1%	0.2%	0.2%	0.9%

Memphis	RSF	31,532	25,086	16,128	5,590	78,336
	% of Total Office RSF	0.2%	0.1%	0.1%	0.0%	0.4%
	Annualized Revenue 3/	$641	$430	$312	$110	$1,493
	% of Total Office Annl Rev	0.2%	0.1%	0.1%	0.0%	0.5%

Nashville	RSF	163,202	41,311	63,074	176,728	444,315
	% of Total Office RSF	0.9%	0.2%	0.3%	0.9%	2.4%
	Annualized Revenue 3/	$3,073	$843	$1,341	$3,523	$8,780
	% of Total Office Annl Rev	0.9%	0.3%	0.4%	1.1%	2.7%

Orlando	RSF	0	0	0	6,465	6,465
	% of Total Office RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 3/	$—	$—	$—	$180	$180
	% of Total Office Annl Rev	0.0%	0.0%	0.0%	0.1%	0.1%

Piedmont Triad	RSF	92,815	33,871	57,095	35,187	218,968
	% of Total Office RSF	0.5%	0.2%	0.3%	0.2%	1.2%
	Annualized Revenue 3/	$1,498	$523	$959	$553	$3,533
	% of Total Office Annl Rev	0.5%	0.2%	0.3%	0.2%	1.1%

Raleigh	RSF	305,579	65,439	263,692	54,281	688,991
	% of Total Office RSF	1.6%	0.3%	1.4%	0.3%	3.6%
	Annualized Revenue 3/	$5,758	$1,410	$3,567	$920	$11,655
	% of Total Office Annl Rev	1.7%	0.4%	1.1%	0.3%	3.5%

Richmond	RSF	152,562	68,468	38,286	73,301	332,617
	% of Total Office RSF	0.8%	0.4%	0.2%	0.4%	1.8%
	Annualized Revenue 3/	$2,459	$1,244	$979	$1,434	$6,116
	% of Total Office Annl Rev	0.7%	0.4%	0.3%	0.4%	1.9%

Tampa	RSF	37,768	76,033	8,978	67,119	189,898
	% of Total Office RSF	0.2%	0.4%	0.0%	0.4%	1.0%
	Annualized Revenue 3/	$797	$1,515	$180	$1,590	$4,082
	% of Total Office Annl Rev	0.2%	0.5%	0.1%	0.5%	1.2%

Other	RSF	1,095	0	0	0	1,095
	% of Total Office RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 3/	$5	$—	$—	$—	$5
	% of Total Office Annl Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Total	RSF	1,188,883	521,126	664,850	563,990	2,938,849
	% of Total Office RSF	6.3%	2.8%	3.5%	3.0%	15.6%
	Annualized Revenue 3/	$21,219	$9,628	$11,150	$11,090	$53,087
	% of Total Office Annl Rev	6.4%	2.9%	3.4%	3.4%	16.1%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 170,000 square feet of leases that are on a month to month basis or 0.6% of total annualized revenue
3/	Annualized Revenue is December, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

		Three Months Ended
		3/31/06 1/	06/30/06	09/30/06	12/31/06	Total
Atlanta	RSF	153,653	66,091	93,720	110,452	423,916
	% of Total Industrial RSF	2.4%	1.0%	1.5%	1.7%	6.6%
	Annualized Revenue 2/	$611	$348	$444	$770	$2,173
	% of Total Industrial Annl Rev	2.0%	1.1%	1.4%	2.5%	7.1%

Greenville	RSF	16,081	0	0	0	16,081
	% of Total Industrial RSF	0.2%	0.0%	0.0%	0.0%	0.2%
	Annualized Revenue 2/	$206	$—	$—	$—	$206
	% of Total Industrial Annl Rev	0.7%	0.0%	0.0%	0.0%	0.7%

Kansas City	RSF	2,018	0	0	0	2,018
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$17	$—	$—	$—	$17
	% of Total Industrial Annl Rev	0.1%	0.0%	0.0%	0.0%	0.1%

Piedmont Triad	RSF	680,379	319,924	267,068	53,982	1,321,353
	% of Total Industrial RSF	10.6%	5.0%	4.1%	0.8%	20.5%
	Annualized Revenue 2/	$2,368	$901	$1,246	$333	$4,848
	% of Total Industrial Annl Rev	7.7%	2.9%	4.1%	1.1%	15.8%

Raleigh	RSF	9,548	0	0	0	9,548
	% of Total Industrial RSF	0.1%	0.0%	0.0%	0.0%	0.1%
	Annualized Revenue 2/	$93	$—	$—	$—	$93
	% of Total Industrial Annl Rev	0.3%	0.0%	0.0%	0.0%	0.3%

Total	RSF	861,679	386,015	360,788	164,434	1,772,916
	% of Total Industrial RSF	13.4%	6.0%	5.6%	2.6%	27.5%
	Annualized Revenue 2/	$3,295	$1,249	$1,690	$1,103	$7,337
	% of Total Industrial Annl Rev	10.8%	4.1%	5.5%	3.6%	23.9%

1/	Includes 127,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
2/	Annualized Revenue is December, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Office Lease Expirations by Market by Year 1/

Dollars in thousands

		2006 2/	2007	2008	2009	Thereafter
Atlanta	RSF	564,771	209,185	568,670	351,030	1,191,410
	% of Total Office RSF	3.0%	1.1%	3.0%	1.9%	6.4%
	Annualized Revenue 3/	$9,198	$3,034	$8,902	$5,725	$19,880
	% of Total Office Annl Rev	2.8%	0.9%	2.7%	1.7%	6.0%

Columbia	RSF	67,010	61,766	63,170	13,869	45,148
	% of Total Office RSF	0.4%	0.3%	0.3%	0.1%	0.2%
	Annualized Revenue 3/	$1,279	$1,096	$1,106	$184	$499
	% of Total Office Annl Rev	0.4%	0.3%	0.3%	0.1%	0.2%

Greenville	RSF	198,775	10,050	99,410	34,937	433,488
	% of Total Office RSF	1.1%	0.1%	0.5%	0.2%	2.3%
	Annualized Revenue 3/	$3,743	$190	$1,824	$555	$6,822
	% of Total Office Annl Rev	1.1%	0.1%	0.6%	0.2%	2.1%

Kansas City	RSF	147,608	95,938	80,316	71,522	352,862
	% of Total Office RSF	0.8%	0.5%	0.4%	0.4%	1.9%
	Annualized Revenue 3/	$3,023	$1,997	$1,635	$1,436	$8,918
	% of Total Office Annl Rev	0.9%	0.6%	0.5%	0.4%	2.7%

Memphis	RSF	78,336	112,319	183,608	209,967	478,558
	% of Total Office RSF	0.4%	0.6%	1.0%	1.1%	2.6%
	Annualized Revenue 3/	$1,493	$2,157	$3,762	$3,821	$8,284
	% of Total Office Annl Rev	0.5%	0.7%	1.1%	1.2%	2.5%

Nashville	RSF	444,315	202,799	244,016	654,942	1,155,356
	% of Total Office RSF	2.4%	1.1%	1.3%	3.5%	6.2%
	Annualized Revenue 3/	$8,780	$3,904	$4,798	$12,086	$21,704
	% of Total Office Annl Rev	2.7%	1.2%	1.5%	3.7%	6.6%

Orlando	RSF	6,465	21,694	7,157	6,788	175,828
	% of Total Office RSF	0.0%	0.1%	0.0%	0.0%	0.9%
	Annualized Revenue 3/	$180	$447	$152	$149	$3,731
	% of Total Office Annl Rev	0.1%	0.1%	0.0%	0.0%	1.1%

Piedmont Triad	RSF	218,968	208,500	676,560	93,525	758,302
	% of Total Office RSF	1.2%	1.1%	3.6%	0.5%	4.0%
	Annualized Revenue 3/	$3,532	$3,209	$8,507	$1,372	$10,754
	% of Total Office Annl Rev	1.1%	1.0%	2.6%	0.4%	3.3%

Raleigh	RSF	688,991	403,270	539,721	446,840	1,557,687
	% of Total Office RSF	3.7%	2.2%	2.9%	2.4%	8.3%
	Annualized Revenue 3/	$11,654	$7,794	$8,987	$8,306	$25,105
	% of Total Office Annl Rev	3.5%	2.4%	2.7%	2.5%	7.6%

Richmond	RSF	332,617	154,532	265,957	173,328	918,205
	% of Total Office RSF	1.8%	0.8%	1.4%	0.9%	4.9%
	Annualized Revenue 3/	$6,116	$2,780	$5,031	$3,028	$16,308
	% of Total Office Annl Rev	1.9%	0.8%	1.5%	0.9%	4.9%

Tampa	RSF	189,898	178,472	238,943	556,300	1,455,628
	% of Total Office RSF	1.0%	1.0%	1.3%	3.0%	7.8%
	Annualized Revenue 3/	$4,081	$3,843	$4,386	$10,962	$26,002
	% of Total Office Annl Rev	1.2%	1.2%	1.3%	3.3%	7.9%

Other	RSF	1,095	13,837	19,449	0	20,481
	% of Total Office RSF	0.0%	0.1%	0.1%	0.0%	0.1%
	Annualized Revenue 3/	$5	$355	$519	$—	$454
	% of Total Office Annl Rev	0.0%	0.1%	0.2%	0.0%	0.1%

Total	RSF	2,938,849	1,672,362	2,986,977	2,613,048	8,542,953
	% of Total Office RSF	15.7%	8.9%	15.9%	13.9%	45.6%
	Annualized Revenue 3/	$53,084	$30,806	$49,609	$47,624	$148,461
	% of Total Office Annl Rev	16.1%	9.3%	15.1%	14.4%	45.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 170,000 square feet of leases that are on a month to month basis or 0.6% of total annualized revenue
3/	Annualized Revenue is December, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Industrial Lease Expirations by Market by Year

Dollars in thousands

		2006 1/	2007	2008	2009	Thereafter
Atlanta	RSF	423,916	408,012	532,398	336,676	1,372,590
	% of Total Industrial RSF	6.6%	6.3%	8.3%	5.2%	21.3%
	Annualized Revenue 2/	$2,173	$2,145	$2,775	$1,976	$5,807
	% of Total Industrial Annl Rev	7.1%	7.0%	9.0%	6.4%	18.9%

Greenville	RSF	16,081	0	5,350	0	8,470
	% of Total Industrial RSF	0.2%	0.0%	0.1%	0.0%	0.1%
	Annualized Revenue 2/	$206	$—	$59	$—	$91
	% of Total Industrial Annl Rev	0.7%	0.0%	0.2%	0.0%	0.3%

Kansas City	RSF	2,018	0	0	1,756	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$17	$—	$—	$19	$—
	% of Total Industrial Annl Rev	0.1%	0.0%	0.0%	0.1%	0.0%

Piedmont Triad	RSF	1,321,353	463,590	442,370	344,107	699,650
	% of Total Industrial RSF	20.5%	7.2%	6.9%	5.3%	10.9%
	Annualized Revenue 2/	$4,848	$3,016	$1,902	$2,066	$3,088
	% of Total Industrial Annl Rev	15.8%	9.8%	6.2%	6.7%	10.1%

Raleigh	RSF	9,548	3,550	15,188	27,926	11,936
	% of Total Industrial RSF	0.1%	0.1%	0.2%	0.4%	0.2%
	Annualized Revenue 2/	$93	$37	$166	$173	$53
	% of Total Industrial Annl Rev	0.3%	0.1%	0.5%	0.6%	0.2%

Total	RSF	1,772,916	875,152	995,306	710,465	2,092,646
	% of Total Industrial RSF	27.5%	13.6%	15.4%	11.0%	32.5%
	Annualized Revenue 2/	$7,337	$5,198	$4,902	$4,234	$9,039
	% of Total Industrial Annl Rev	23.9%	16.9%	16.0%	13.8%	29.4%

1/	Includes 127,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
2/	Annualized Revenue is December, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Customer Diversification 1/

December 31, 2005

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Revenue 2/	Percent of Annualized Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,526,045	$22,519	5.65%	8.4
AT&T	537,529	10,280	2.58%	3.1
Price Waterhouse Coopers	297,795	7,609	1.91%	4.3
State Of Georgia	356,175	6,882	1.73%	3.8
T-Mobile USA	205,855	4,676	1.17%	8.1
US Airways	293,007	3,971	1.00%	2.0
IBM	188,763	3,768	0.95%	0.3
Volvo	278,940	3,752	0.94%	3.5
Lockton Companies	145,651	3,701	0.93%	9.2
Northern Telecom	246,000	3,651	0.92%	2.2
SCI Services, Inc.	162,784	3,450	0.87%	11.6
BB&T	227,757	3,127	0.78%	6.2
CHS Professional Services	170,524	3,080	0.77%	1.1
Metropolitan Life Insurance	174,944	2,659	0.67%	6.8
MCI	127,915	2,487	0.62%	1.4
Jacobs Engineering Group, Inc.	164,417	2,269	0.57%	10.4
Lifepoint Corporate Services	120,112	2,224	0.56%	5.6
Icon Clinical Research	99,163	2,153	0.54%	6.4
Vanderbilt University	108,622	2,090	0.52%	9.8
The Martin Agency	118,518	2,018	0.51%	11.3

	5,550,516	$96,366	24.19%	5.8

By Industry

Category	Percent of Annualized Revenue 2/
Professional, Scientific, and Technical Services	21.1%
Insurance	9.7%
Finance/Banking	8.6%
Government/Public Administration	8.2%
Retail Trade	8.1%
Manufacturing	7.8%
Telecommunication	7.3%
Health Care and Social Assistance	6.2%
Wholesale Trade	5.7%
Real Estate Rental and Leasing	3.6%
Transportation and Warehousing	3.3%
Administrative and Support Services	2.9%
Accommodation and Food Services	2.7%
Other Services (except Public Administration)	2.4%
Information	1.6%
Educational Services	0.8%

100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is December, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2005:
None

Second quarter 2005:
None

Third quarter 2005:
None

Fourth quarter 2005:
None

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2005:
Northside	Tampa	O	02/24/05	85,700	93.5%	$9,000

531 Northridge Warehouse	Piedmont Triad	I	02/28/05	598,100	100.0%
531 Northridge Office	Piedmont Triad	O	02/28/05	91,800	100.0%

				689,900	100.0%	18,656

3928 Westpoint Boulevard	Piedmont Triad	I	02/28/05	240,000	100.0%	6,225
4300 Six Forks Road	Raleigh	O	03/31/05	163,300	98.0%	27,318

First quarter totals				1,178,900	99.3%	61,199

Second quarter 2005:
2599 Empire Drive	Piedmont Triad	I	04/15/05	89,600	100.0%	2,150

Highwoods Preserve II	Tampa	O	06/30/05	32,600	0.0%
Highwoods Preserve IV	Tampa	O	06/30/05	207,100	0.0%

				239,700	0.0%	24,500

Kennestone Corporate Center	Atlanta	O	06/30/05	82,600	73.3%
Chattahoochee Avenue	Atlanta	I	06/30/05	62,100	90.1%
LaVista Business Park	Atlanta	I	06/30/05	216,300	94.5%

				361,000	88.8%	13,250

Second quarter totals				690,300	59.4%	39,900

Third quarter 2005:
Charlotte/Sabal	Charlotte/Tampa	O	07/22/05	2,432,900	75.3%	228,000	2/
Ironwood/Leatherwood	Raleigh	O	08/29/05	75,200	86.4%	6,500

Third quarter totals				2,508,100	75.6%	234,500

Fourth quarter 2005:
Creekstone Crossings	Raleigh	O	10/03/05	59,400	63.7%	5,000
Hickory Hill Medical Plaza	Memphis	O	10/07/05	18,100	82.9%	1,025
Hawthorn	Raleigh	O	12/15/05	64,000	57.3%	5,571
Cosmopolitan North	Atlanta	O	12/22/05	121,900	51.7%	8,967

Fourth quarter totals				263,400	57.9%	20,563

2005 totals				4,640,700	78.2%	$356,162

1/	The letters “O” and “I” represent Office and Industrial, respectively.
2/	Includes $6.8 million related to vacant land

Development Activity

Dollars in thousands

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/05	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
In - Process
Office:
ThyssenKrupp	Memphis	O	78,000	$8,800	$1,412	100%	1Q 07	1Q 07
Cool Springs III	Nashville	O	153,000	20,050	6,573	0%	2Q 06	4Q 07
Glenlake Four	Raleigh	O	158,000	26,889	6,530	46%	3Q 06	1Q 08
Stony Point IV	Richmond	O	104,000	13,125	1,422	46%	4Q 06	4Q 07
3330 Healy Rd 2/	Piedmont Triad	O	40,000	3,600	3,001	0%	4Q 06	2Q 07

Total or Weighted Average			533,000	$72,464	$18,938	37%

Completed Not Stabilized 3/
Retail 4/:
Griffith Road/Boutique Shops	Piedmont Triad	R	9,600	$2,634	$2,480	87%	2Q05	2Q06

Total or Weighted Average			9,600	$2,634	$2,480	87%

Grand Total or Weighted Average			542,600	$75,098	$21,418	38%

Placed In Service

Property	Market	Type 1/	In-Service Date	Rentable Square Feet	Investment @ 12/31/05	Occ %	Leasing %
National Archives Record Administration	Atlanta	I	9/1/2005	354,000	$19,114	100%	100%
Saxon	Richmond	O	7/1/2005	112,000	16,371	100%	100%
FBI	Tampa	O	12/1/2005	138,000	25,595	100%	100%
Center for Disease Control	Atlanta	O	12/1/2005	109,000	20,900	100%	100%

Total or Weighted Average				713,000	$81,980	100%	100%

1/	The letters “O”, “I”, and “R” represent Office, Industrial, and Retail, respectively.
2/	Redevelopment property
3/	Completed Not Stabilized properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-process.
4/	Excludes a vacant building in Kansas City acquired in the first quarter for $4.1 million for potential future retail development or sale to a retail user.

Development Land

December 31, 2005

Dollars in thousands

Market	Usable Acres	Total Estimated Market Value
On Balance Sheet:

Research Triangle	260	$55,347
Atlanta	226	42,062
Piedmont Triad	96	20,713
Richmond	57	15,834
Kansas City 1/	44	21,090
Baltimore	44	12,566
Charlotte	41	9,000
Nashville	39	12,486
Tampa	31	14,879
Orlando	25	14,270
Memphis	21	5,100
Greenville	12	1,800
Columbia	2	276

Total 2/	898	$225,423

1/	Includes 27 acres of residential land
2/	Developable square footage on core land holdings is approximately 5.3 million of office space and 1.8 million of industrial space

Joint Ventures Portfolio Summary

As of December 31, 2005

Summary by Location:

	Rentable Square Feet 1/		Percentage of Annualized Revenue - Highwoods’ Share Only 3/
Market		Occupancy 2/	Office	Industrial	Retail	Multi-Family	Total
Des Moines	2,315,000	93.1%	30.1%	4.3%	1.0%	3.1%	38.5%
Orlando	1,685,000	92.4%	26.0%	—	—	—	26.0%
Atlanta	835,000	93.1%	11.1%	—	—	—	11.1%
Kansas City	713,000	83.5%	8.6%	—	—	—	8.6%
Richmond	413,000	100.0%	5.0%	—	—	—	5.0%
Piedmont Triad	364,000	100.0%	3.9%	—	—	—	3.9%
Raleigh	455,000	99.6%	3.6%	—	—	—	3.6%
Tampa	205,000	100.0%	2.0%	—	—	—	2.0%
Charlotte	148,000	100.0%	0.8%	—	—	—	0.8%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total	7,243,000	93.6%	91.6%	4.3%	1.0%	3.1%	100.0%

1/	Excludes Des Moines’ apartment units
2/	Excludes Des Moines’ apartment occupancy percentage of 92.8%
3/	Annualized Rental Revenue is December, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Joint Ventures Lease Expirations

December 31, 2005

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Total
2006	705,215	10.3%	$13,354	$18.94	10.4%
2007	396,081	5.8%	8,104	20.46	6.3%
2008	1,371,531	20.0%	22,742	16.58	17.7%
2009	819,959	11.9%	15,867	19.35	12.4%
2010	689,599	10.0%	11,667	16.92	9.1%
2011	682,500	9.9%	11,621	17.03	9.0%
2012	423,183	6.2%	9,020	21.31	7.0%
2013	722,942	10.5%	15,680	21.69	12.2%
2014	386,249	5.6%	8,463	21.91	6.6%
2015	507,046	7.4%	7,826	15.43	6.1%
2016 and thereafter	167,107	2.4%	4,084	24.44	3.2%

	6,871,412	100.0%	$128,428	$18.69	100.0%

1/	Annualized Revenue is December, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Joint Ventures Development

Dollars in thousands

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/05	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Sonoma	50%	Des Moines	75,000	$9,364	$8,621	65%	2Q 05	2Q 06
The Vinings at University Center 2/ 3/	50%	Charlotte	156 units	11,300	9,324	0%	1Q 06	3Q 06
Weston Lakeside 3/	50%	Raleigh	332 units	33,200	6,795	0%	1Q 07	1Q 08

Total or Weighted Average 4/			75,000	$53,864	$24,740	65%

Highwoods’ Share of the above				$26,932	$12,370

Placed In Service 5/
Property	Market	Type 1/	In-Service Date	Rentable Square Feet	Investment @ 12/31/05	Occ %	Leasing %
Plaza Colonade, LLC 1/	Kansas City	O	9/1/2005	285,000	$71,308	77%	77%
Summit	Des Moines	O	9/1/2005	35,000	3,442	75%	90%
Pinehurst	Des Moines	O	9/1/2005	35,000	3,783	98%	98%

				355,000	$78,533	79%	80%

1/	Includes $16.2 million in investment cost that has been funded by tax increment financing
2/	The Vinings at University Center is currently a fifty percent owned joint venture consolidated under the provisions of FIN 46.
3/	Estimated Completion Date is the date the last unit is expected to be delivered
4/	Pre-leasing percentage does not include multi-family
5/	In-service date represents date property is added to statistics for leasable space and occupancy, but does not necessarily represent date that leasing revenues commence at the property